UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2021

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8    Other Events
Item 8.01     Other Events

As previously disclosed in the Current Report on Form 8-K filed on October 19, 2020 and amended on December 28, 2021, Compass Group Diversified Holdings LLC (the "Company") and Compass Diversified Holdings ("Holdings," and together with the Company, collectively “CODI”, “us” or “we”) through its newly formed acquisition subsidiaries, BOA Holdings Inc., a Delaware corporation (“BOA Holdings”) and BOA Parent Inc., a Delaware corporation (“Buyer”) and a wholly-owned subsidiary of BOA Holdings, acquired BOA Technology, Inc. ("Boa") and its subsidiaries pursuant to an Agreement and Plan of Merger by and among Buyer, Reel Holding Corp., a Delaware corporation (“Reel”) and the sole stockholder of Boa, BOA Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Buyer, and Shareholder Representative Services LLC (in its capacity as the representative of the stockholders of Reel).

This Current Report on Form 8-K is being filed to provide certain financial information of Boa and update certain pro forma financial information of the Company to be incorporated into one or more registration statements filed or to be filed by the Company. The historical audited consolidated balance sheet of Boa as of December 31, 2019, and the related consolidated statement of income, stockholder's equity and cash flows and the related notes thereto and the Report of Pricewaterhouse Coopers LLP, independent registered public accounting firm, dated April 28, 2020, except for the effects of the revisions discussed under Adjustments to Financial Statements in Note 1 to the consolidated financial statements, as to which the date is December 28, 2020, are filed as exhibit 99.1 and incorporated herein by reference. The historical unaudited consolidated balance sheet of Boa as of September 30, 2020, and the related consolidated statements of income, stockholder's equity and cash flows for the nine months ended September 30, 2020 and 2019, and the related notes thereto, are filed as Exhibit 99.2 and incorporated herein by reference. The unaudited pro forma condensed combined statements of income for the year ended December 31, 2020, giving effect to the Merger as if it had been completed on January 1, 2020, and related notes thereto, are filed as Exhibit 99.3.

Section 9    Financial Statements and Exhibits
Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Pursuant to a letter dated November 6, 2020 (the “Relief Letter”), the Company has obtained relief from the Staff of the Securities and Exchange Commission, pursuant to its authority under Rule 3-13 of Regulation S-X, from the requirements of Rule 3-05 of Regulation of S-X to provide certain historical financial statements that would otherwise be required in connection with its acquisition of Reel. In accordance with the Relief Letter, the Company has substituted the audited historical consolidated financial statements of Boa for the year ended December 31, 2019 and the condensed consolidated financial statements of Boa for the nine months ended September 30, 2020 and 2019, in place of the consolidated financial statements of Reel as required by Rule 3-05 of Regulation S-X.

The audited consolidated financial statements of Boa for the fiscal year ended December 31, 2019 are attached hereto as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

The unaudited condensed consolidated interim financial statements of Boa for the nine months ended September 30, 2020 and 2019 are attached hereto as Exhibit 99.2 and are incorporated by reference into this Item 9.01(a) and made a part thereof.

(b) Pro Forma Financial Information.

The following unaudited pro forma financial information of CODI is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 9.01(b) and made a part hereof: unaudited condensed pro forma statement of operations for the year ended December 31, 2020 and notes thereto.

(d) Exhibits.

23.1	Consent of PriceWaterhouseCoopers LLC

99.1
Audited consolidated financial statements of Boa as of and for the year ended December 31, 2019 (incorporated by reference to Exhibit 99.1 of the Form 8-K/A filed on December 28, 2020 (File No. 001-34927))

99.2
Unaudited interim condensed consolidated financial statements of Boa as of and for the nine months ended September 30, 2020 and 2019 (incorporated by reference to Exhibit 99.2 of the Form 8-K/A filed on December 28, 2020 (File No. 001-34927))

99.3	Unaudited condensed Pro Forma Statement of Operations for the year ended December 31, 2020 and notes thereto

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2021	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer